United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2022

Date of Report (Date of earliest event reported)

Astrea Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39996	85-2609730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Ocean Lane Drive, Apt. 3021 Key Biscayne, Florida	33149
(Address of Principal Executive Offices)	(Zip Code)

(347) 607-8025

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders of Astrea Acquisition Corp. (the “Company”) held on December 22, 2022 at 9:30 a.m. (the “Special Meeting”), the Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 22, 2022 (the “Charter Amendment”), to (i) change the date by which the Company must consummate our initial business combination from February 8, 2023 (24 months after the closing of our IPO) (the “Original Termination Date”) to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the “Accelerated Termination Date”, (ii) remove the redemption limitation to allow the Company to redeem public shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001. The Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 22, 2022, the Company held the Special Meeting. On November 30, 2022, the record date for the Special Meeting, there were 22,037,500 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 16,597,979 shares of common stock of the Company or 75.31% of the shares entitled to vote at the Special Meeting were represented in person or by proxy. Stockholders voted on the Charter Amendment and on a proposal to amend the Company’s investment management trust agreement, dated as of February 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date.

1.	Charter Amendment

Stockholders approved the Charter Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
16,580,172	4	17,803

2.	Trust Amendment

Stockholders approved the Trust Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
16,580,171	4	17,803

Item 8.01. Other Events.

In connection with the vote on the Charter Amendment at the Special Meeting, a total of 17,076,230  shares of common stock were submitted for redemption.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment
104	Cover page interactive data file (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2022

ASTREA ACQUISITION CORP.

By:	/s/ Nicolas Jacobson
Name:	Nicolas Jacobson
Title:	Chief Financial Officer

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